Earnings Conference Call – Second Quarter 2018 August 1, 2018 John Wiehoff, Chairman & CEO Andrew Clarke, CFO Robert Biesterfeld, COO & President of NAST Robert Houghton, VP of Investor Relations 1

Safe Harbor Statement Except for the historical information contained herein, the matters set forth in this presentation and the accompanying earnings release are forward-looking statements that represent our expectations, beliefs, intentions or strategies concerning future events. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our historical experience or our present expectations, including, but not limited to such factors as changes in economic conditions, including uncertain consumer demand; changes in market demand and pressures on the pricing for our services; competition and growth rates within the third party logistics industry; freight levels and increasing costs and availability of truck capacity or alternative means of transporting freight, and changes in relationships with existing truck, rail, ocean and air carriers; changes in our customer base due to possible consolidation among our customers; our ability to integrate the operations of acquired companies with our historic operations successfully; risks associated with litigation and insurance coverage; risks associated with operations outside of the U.S.; risks associated with the potential impacts of changes in government regulations; risks associated with the produce industry, including food safety and contamination issues; fuel prices and availability; changes to our share repurchase activity; risk of unexpected or unanticipated events or opportunities that might require additional capital expenditures; the impact of war on the economy; and other risks and uncertainties detailed in our Annual and Quarterly Reports. 2 2

Q2 2018 – Key Themes ▪ Improved financial performance including net revenue and operating margin expansion ▪ Strong demand and tight capacity driving robust freight market ▪ Double-digit increase in truckload cost and price ▪ Disciplined approach to volume 3 3

Results Q2 2018 in thousands, except per share amounts and headcount Three Months Ended June 30 Six Months Ended June 30 2018 2017 % Change 2018 2017 % Change Total Revenues $4,276,037 $3,710,018 15.3% $8,201,364 $7,125,143 15.1% Total Net Revenues $671,483 $573,789 17.0% $1,297,408 $1,142,355 13.6% Net Revenue Margin % 15.7% 15.5% 20 bps 15.8% 16.0% (20 bps) Personnel Expenses $340,630 $284,220 19.8% $668,927 $574,724 16.4% Selling, General, and Admin $111,845 $107,749 3.8% $217,888 $197,853 10.1% Income from Operations $219,008 $181,820 20.5% $410,593 $369,778 11.0% Operating Margin % 32.6% 31.7% 90 bps 31.6% 32.4% (80 bps) Depreciation and Amortization $24,238 $22,946 5.6% $48,479 $45,377 6.8% Net Income $159,163 $111,071 43.3% $301,460 $233,151 29.3% Earnings Per Share (Diluted) $1.13 $0.78 44.9% $2.14 $1.65 29.7% Average Headcount 15,229 14,620 4.2% 15,177 14,454 5.0% ▪ Total revenues increase driven by higher pricing, volume and fuel costs ▪ Operating expenses growth driven by increases in variable compensation and headcount ▪ Net income and earnings per share increases include favorable impact of U.S. corporate tax reform 4 4

Q2 2018 Other Income Statement Items ▪ Q2 effective tax rate of 25.6% vs. 35.6% last year ▪ Interest expense increase due to higher debt levels and an increase in variable interest rates ▪ $8 million favorable impact from currency revaluation ▪ Weighted average diluted shares outstanding down 0.7 percent ‹#› 5

2018 Cash Flow Q2 Cash Flow from Operations YTD Cash Flow from Operations + 88.3% + 105.6% $107.9M $308.5M $57.3M $150.0M Q2 2017 Q2 2018 YTD 2017 YTD 2018 ▪ $50.6 million increase in cash flow ▪ $158.5 million increase in cash flow driven by higher net income driven by higher net income and ▪ $14.6 million in capital expenditures improved working capital ▪ $30.1 million in capital expenditures ▪ Continue to expect $60-70 million in capital expenditures for the full year ‹#› 6 ▪ Dividend payout ratio of 40.9%

2018 Capital Distribution Q2 Capital Distribution YTD Capital Distribution + 29.8% + 25.4% $270.8M $136.2M $215.9M $104.9M Cash Dividends Share Repurchases Q2 2017 Q2 2018 YTD 2017 YTD 2018 ▪ $136.2 million of net income returned ▪ $270.8 million of net income to shareholders returned to shareholders ▪ $65.2 million cash dividends ▪ $130.6 million cash dividends ▪ $71.0 million in share repurchases ▪ $140.3 million in share ▪ 792,312 shares repurchased repurchases in the second quarter at an average price of $89.61 per share ‹#› 7 ▪ Dividend payout ratio of 40.9%

Q2 2018 Balance Sheet in thousands June 30, December 31, 2018 2017 % Change Accounts Receivable, Net $2,202,460 $2,113,930 Contract Assets(1) $182,247 — Accounts Payable and O/S Checks $1,133,837 $1,096,664 Accrued Transportation Expense(1) $140,231 — Net Operating Working Capital(2) $1,110,639 $1,017,266 9.2% ▪ Total debt balance $1.41 billion ▪ $600 million senior unsecured notes, 4.20% coupon ▪ $500 million private placement debt, 4.28% average coupon ▪ $66 million drawn on credit facility, 4.66% average rate ▪ $250 million accounts receivable securitization debt facility, 2.83% average rate (1) Balance sheet as of June 30, 2018, includes contract assets and accrued transportation expense as the result of an accounting policy change that recognizes revenues for in-transit shipments. ‹#› 8 (2) Net operating working capital is defined as net accounts receivable and contract assets less accounts payable, outstanding checks and accrued transportation expense.

Third Quarter Trends – July ▪ July to date total company net revenue per day has increased approximately 20 percent when compared to July 2017 ▪ Truckload volume per day has declined approximately 2 percent on a year-over-year basis in July ▪ Expect net revenue per business day growth to moderate as we lap the tightening in the truckload market 9 9

North America Truckload Cost and Price Change(1) TRANSPORTATION NET REVENUE MARGIN 23% 20% E C I R 21% P 15% D N A 10% 19% T S O C 5% N 17% I E 0% G N 15% A H -5% C YoY Price Change % 13% Y -10% YoY Cost Change O Y Transportation Net Revenue Margin -15% 11% 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 North America Q2 ▪ North America Truckload cost and price change chart Truckload represents truckload shipments from all North America Volume (5.0%) segments. Transportation net revenue margin represents total Transportation results from all segments. Price 20.5% Cost 19.5% Net Revenue Margin (1) Cost and price change exclude the estimated impact of fuel. ‹#› 10

North America Truckload Cost and Price Per Mile(1) Price per Mile Cost per Mile ▪ North America Truckload cost and price per mile chart represents truckload shipments from all North America segments ▪ 2018 second quarter represents the fifth consecutive quarter of sequential cost and price increases ▪ Continued price movements in response to changes in marketplace conditions (1) Cost and price per mile exclude the estimated impact of fuel. ‹#› 11

Q2 2018 NAST Results by Service Line Truckload, Less Than Truckload and Intermodal in thousands Three Months Ended June 30 Net Revenues 2018 2017 % Change ▪ Double-digit price Truckload $307,249 $250,028 22.9% increases in truckload, LTL, LTL $114,400 $97,136 17.8% and intermodal Intermodal $9,115 $7,769 17.3% Other $6,049 $4,973 21.6% ▪ Volume increases in LTL Total $436,813 $359,906 21.4% and intermodal ▪ Added 4,400 new carriers in the quarter Truckload(1) LTL(1) Intermodal(1) Pricing(2) 20.5% Cost(2) 19.5% Volume (4.5%) 6.0% 3.5% Net Revenue Margin (1) Represents price and cost YoY change for North America shipments across all segments. (2) Pricing and cost measures exclude the estimated impact of the change in fuel prices. ‹#› 12

Q2 2018 NAST Operating Income Q2 Operating Income Q2 Operating Margin % + 31.6% + 330 bps $184.6M 42.3% $140.3M 39.0% Q2 2017 Q2 2018 Q2 2017 Q2 2018 ▪ Increased net revenues ▪ Progress against productivity initiatives ▪ Optimizing network footprint ▪ Headcount down 0.7 percent ‹#› 13

Q2 2018 Global Forwarding Results by Service Line Ocean, Air and Customs in thousands Three Months Ended June 30 Net Revenues 2018 2017 % Change ▪ Volume increases in all service lines Ocean $86,820 $73,239 18.5% Air $28,722 $24,462 17.4% ▪ Milgram & Company Customs $20,793 $16,308 27.5% acquisition net revenue Other $7,696 $7,014 9.7% impact to Global Total $144,031 $121,023 19.0% Forwarding: ▪ Ocean +2 ppts Ocean Air ▪ Air +2 ppts Pricing ▪ Customs +21 ppts Volume Net Revenue Margin ‹#› 14

Q2 2018 Global Forwarding Operating Income Q2 Operating Income Q2 Operating Margin % + 7.6% (220 bps) $29.8M 22.9% $27.7M 20.7% Q2 2017 Q2 2018 Q2 2017 Q2 2018 ▪ Increased net revenues ▪ Investments in headcount and variable compensation ▪ 17.8 percent headcount increase ▪ Milgram headcount impact of 7.5 percentage points to Global Forwarding ‹#› 15

Q2 2018 Global Forwarding Operating Income Sequential (Versus Q1 2018) Q2 Operating Income Q2 Operating Margin % + 262.3% + 1,400 bps $29.8M 20.7% $8.2M 6.7% Q1 2018 Q2 2018 Q1 2018 Q2 2018 ▪ Sequential net revenue increase in all service lines ▪ Average headcount down 31 people sequentially ▪ Sequential SG&A decline of 8 percent driven by lower allowance for doubtful accounts and tighter operating expense controls ▪ Includes $8.8M of depreciation and amortization in the second quarter ‹#› 16

Q2 2018 Robinson Fresh Results Transportation and Sourcing in thousands Three Months Ended June 30 ▪ Sourcing case volume Sourcing 2018 2017 % Change decline of 6 percent Total Revenues(1) $322,898 $390,023 (17.2%) Net Revenues $31,540 $35,149 (10.3%) ▪ Reduced Sourcing Net Revenue Margin % 9.8% 9.0% 80 bps promotional activity Transportation 2018 2017 % Change ▪ Truckload volume Total Revenues(1) $298,126 $266,980 11.7% decline of 14.5 percent Truckload $17,722 $19,249 (7.9%) Other $6,275 $6,448 (2.7%) Net Revenues $23,997 $25,697 (6.6%) Net Revenue Margin % 8.0% 9.6% (160 bps) (1) Does not include intersegment revenues. ‹#› 17

Q2 2018 Robinson Fresh Operating Income Q2 Operating Income Q2 Operating Margin % (35.2%) (680 bps) 23.4% $14.2M 16.6% $9.2M Q2 2017 Q2 2018 Q2 2017 Q2 2018 ▪ Decline in net revenues ▪ Operating expense reduction initiatives underway ▪ Headcount reduction ▪ Service center closure ▪ Operating expense controls ‹#› 18

Q2 2018 All Other and Corporate Results Managed Services and Other Surface Transportation in thousands Three Months Ended June 30 Net Revenues 2018 2017 % Change Managed Services $20,074 $18,164 10.5% Other Surface Transportation $15,028 $13,850 8.5% Total $35,102 $32,014 9.6% Managed Services ▪ Nearly $1 billion in freight under management in the second quarter ▪ 10 bps of operating margin expansion Europe Surface Transportation ▪ Higher pricing in truckload ‹#› 19

Final Comments ▪ Expect current freight market fundamentals to continue ▪ Closely monitoring tariff activity ▪ Continued investment in people, processes and technology ‹#› 20

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Q2 2018 Transportation Results(1) in thousands Three Months Ended June 30 Six Months Ended June 30 Transportation 2018 2017 % Change 2018 2017 % Change Total Revenues $3,953,139 $3,319,995 19.1% $7,590,779 $6,422,038 18.2% Total Net Revenues $639,943 $538,640 18.8% $1,235,981 $1,076,798 14.8% Net Revenue Margin % 16.2% 16.2% 0 bps 16.3% 16.8% (50 bps) Transportation Net Revenue Margin % 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Q1 22.6% 17.4% 17.2% 16.9% 16.3% 15.3% 16.8% 19.7% 17.3% 16.4% Q2 20.6% 15.8% 16.2% 14.9% 15.4% 16.0% 17.5% 19.3% 16.2% 16.2% Q3 19.8% 16.6% 16.4% 15.6% 15.0% 16.2% 18.4% 17.6% 16.4% Q4 18.3% 17.6% 16.3% 15.8% 15.1% 15.9% 19.0% 17.2% 16.6% Total 20.2% 16.8% 16.5% 15.8% 15.4% 15.9% 17.9% 18.4% 16.6% (1) Includes results across all segments. ‹#› 22

Q2 2018 NAST Results in thousands, except headcount Three Months Ended June 30 Six Months Ended June 30 2018 2017 % Change 2018 2017 % Change Total Revenues(1) $2,878,904 $2,381,551 20.9% $5,541,915 $4,640,803 19.4% Total Net Revenues $436,813 $359,906 21.4% $851,582 $732,346 16.3% Net Revenue Margin % 15.2% 15.1% 10 bps 15.4% 15.8% (40 bps) Income from Operations $184,566 $140,284 31.6% $358,644 $296,161 21.1% Operating Margin % 42.3% 39.0% 330 bps 42.1% 40.4% 170 bps Depreciation and Amortization $6,085 $5,706 6.6% $12,218 $11,296 8.2% Total Assets $2,470,743 $2,189,711 12.8% $2,470,743 $2,189,711 12.8% Average Headcount 6,957 7,003 (0.7%) 6,921 6,926 (0.1%) (1) Does not include intersegment revenues. ‹#› 23

Q2 2018 Global Forwarding Results in thousands, except headcount Three Months Ended June 30 Six Months Ended June 30 2018 2017 % Change 2018 2017 % Change Total Revenues(1) $617,597 $528,820 16.8% $1,171,351 $997,608 17.4% Total Net Revenues $144,031 $121,023 19.0% $267,068 $227,569 17.4% Net Revenue Margin % 23.3% 22.9% 40 bps 22.8% 22.8% 0 bps Income from Operations $29,788 $27,675 7.6% $38,009 $43,881 (13.4%) Operating Margin % 20.7% 22.9% (220 bps) 14.2% 19.3% (510 bps) Depreciation and Amortization $8,753 $8,099 8.1% $17,662 $16,119 9.6% Total Assets $861,080 $741,443 16.1% $861,080 $741,443 16.1% Average Headcount 4,736 4,021 17.8% 4,743 3,977 19.3% (1) Does not include intersegment revenues. ‹#› 24

Q2 2018 Robinson Fresh Results in thousands, except headcount Three Months Ended June 30 Six Months Ended June 30 2018 2017 % Change 2018 2017 % Change Total Revenues(1) $621,024 $657,003 (5.5%) $1,171,493 $1,207,448 (3.0%) Total Net Revenues $55,537 $60,846 (8.7%) $109,407 $117,683 (7.0%) Net Revenue Margin % 8.9% 9.3% (40 bps) 9.3% 9.7% (20 bps) Income from Operations $9,232 $14,249 (35.2%) $18,539 $28,901 (35.9%) Operating Margin % 16.6% 23.4% (680 bps) 16.9% 24.6% 160 bps Depreciation and Amortization $1,144 $1,198 (4.5%) $2,317 $2,344 (1.2%) Total Assets $445,926 $455,214 (2.0%) $445,926 $455,214 (2.0%) Average Headcount 909 980 (7.2%) 913 971 (6.0%) (1) Does not include intersegment revenues. ‹#› 25

Q2 2018 All Other and Corporate Results in thousands, except headcount Three Months Ended June 30 Six Months Ended June 30 2018 2017 % Change 2018 2017 % Change Total Revenues(1) $158,512 $142,644 11.1% $316,605 $279,284 13.4% Total Net Revenues $35,102 $32,014 9.6% $69,351 $64,757 7.1% Income from Operations ($4,578) ($388) NM ($4,599) $835 NM Depreciation and Amortization $8,256 $7,943 3.9% $16,282 $15,618 4.3% Total Assets $675,535 $579,521 16.6% $675,535 $579,521 16.6% Average Headcount 2,627 2,616 0.4% 2,600 2,580 0.8% (1) Does not include intersegment revenues. ‹#› 26

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